                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. Fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Christopher E. Clouser
                                  ---------------------------
                                       Christopher E. Clouser

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Donald E. Benson
                                 ---------------------------
                                       Donald E. Benson

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Richard B. Hirst
                                  ---------------------------
                                       Richard B. Hirst

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Carl R. Pohlad
                                  ---------------------------
                                       Carl R. Pohlad

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 24, 1998
                           Signed: /s/ Robert C. Pohlad
                                  ---------------------------
                                       Robert C. Pohlad

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Raymond W. Zehr, Jr.
                                  ---------------------------
                                       Raymond W. Zehr, Jr.

                           POWER OF ATTORNEY

        The undersigned officer and/or director of Mesaba Holdings, Inc. hereby constitutes and appoints Bryan K. Bedford and John S. fredericksen, or either of them, with power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substituition and resubstituition, for him and in his stead, in any and all capacities to sign Form 10-K of Mesaba Holdings, Inc. for the year ended March 31, 1998, pursuant to the requirements of Section 13 of the Securities Exchange Act of 1934, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing necessary or advisable to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, herby ratifying and confiming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue herof.

Dated: June 25, 1998
                           Signed: /s/ Raymond J. Vecci
                                  ---------------------------
                                       Raymond J. Vecci